EXECUTION COPY

EXHIBIT 10.2

Prepared by and record and return to:

Jay S. Ruder, Esquire

Archer & Greiner, P.C.

One Liberty Place, 32nd floor

1650 Market Street

Philadelphia, PA 19103-7393

UPI # ____________________

COLLATERAL ASSIGNMENT OF TENANT’S INTEREST IN LEASE

This Collateral Assignment of Tenant’s Interest in Lease (the “Collateral Assignment”) is entered into by, between and among Dataram Corporation, a New Jersey corporation, (“Dataram”), Nappen & Associates, a Pennsylvania limited partnership t/a/ 309 Developers Company (“Landlord”), and David Sheerr (“Lender”) as of this 6th day of November, 2013.

BACKGROUND

On December 14, 2011, Lender made a loan to Dataram in the amount of $2,000,000 (the “Loan”) in exchange for which Dataram executed and delivered to Lender a note and security agreement. Subject to the first priority lien and security interest of Rosenthal & Rosenthal, Inc., Lender was also granted a continuing security interest in all of Dataram’s physical assets, then existing or thereafter acquired, located at 130 Corporate Drive, Montgomeryville, PA 18936 (the “Premises”), including, but not limited to, all goods, inventory, equipment, furniture and fixtures. The business operated at the Premises was a division of Dataram managed by Lender which Dataram had previously purchased from Lender when it was known as Micro Memory Bank, Inc. (“MMB”).

MMB had entered into a lease with Landlord for the Premises dated December 31, 2000, which lease was renewed on February 13, 2006, and then assigned by MMB to Dataram on March 31, 2009. Thereafter, Dataram entered into a Lease Renewal Agreement for the Premises with Landlord dated February 10, 2011 (the “Lease”). Lender and Dataram desire to amend and restate the Loan and have entered into an Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Amended Loan”). Lender desires to be granted this Collateral Assignment and the protections contained herein upon a default by Dataram under the Lease or the Amended Loan. Dataram and Landlord wish to enter into this Collateral Assignment to perfect the promise made in the Amended Loan to assign the Premises to Lender in the event of a default under the Amended Loan.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein and in the Amended Loan, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Dataram, Landlord and Lender hereby agree as follows:

1.     Collateral Assignment. Dataram hereby grants, transfers and assigns to Lender all of Dataram’s right, title, and interest as the tenant or lessee in, to and under the Lease and any renewals, extensions, novations or substitutes thereof and in and to the Premises, including, but not limited to, the right of use and occupancy of the Premises under the Lease; provided, however, that so long as Dataram shall not be in default of any of its obligations to Lender under the Lease or the Amended Loan, Dataram shall continue to enjoy all the rights and privileges of lessee under the Lease. Dataram warrants and represents that a true, accurate, current and complete copy of the Lease, as renewed and amended, is attached as Exhibit A hereto.

2.     Purpose of Assignment. This Collateral Assignment is given as additional collateral for the purpose of securing the performance and discharge by Dataram of each and every obligation, covenant, duty and agreement contained in the Amended Loan. Upon the repayment in full of the Amended Loan, this Collateral Assignment shall automatically terminate and be of no further force and effect.

3.     Covenants of Dataram and Landlord. Dataram and Landlord covenant with Lender to observe and perform all of the obligations imposed upon them under the Lease. Dataram shall not do or permit to be done anything to impair the existence and validity of the Lease or the security of Lender hereunder. Dataram shall not execute or permit any other sublease or assignment of Dataram’s interest under the Lease; and not to modify or amend the Lease in any respect without Lender’s prior written consent. Dataram covenants to preserve its rights as the tenant under the Lease. Any actions taken in violation of this Paragraph 3 shall be void at Lender’s option, provided that Landlord shall be entitled to assume that any amendment asserted by Dataram has been approved by Lender and shall remain in full force and effect.

4.     Default. Upon or at any time after default in the performance of the Amended Loan and/or the Lease by Dataram, Lender may, at its option, without in any way waiving such default, upon five (5) days notice to Dataram and Landlord, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Premises as the tenant under the Lease and, subject to the terms of the Lease (as modified pursuant to the terms of this Collateral Assignment) have, hold, use, occupy, lease, sublease, assign or operate the Premises on such terms and for such period of time as Lender may deem proper. Dataram shall indemnify and hold Lender harmless from and against, any and all claims, actions, damages and expenses (including, without limitation, reasonable attorneys’ fees) arising (i) out of Dataram’s failure to perform under the Lease or any breach by Dataram of the Lease or of this Collateral Assignment, and (ii) in connection with the Lease prior to Lender’s taking possession of the Premises pursuant to this Paragraph 4. The exercise by Lender of the option granted it in this Paragraph 4 shall not be considered a waiver by Lender of any default by Dataram of the Amended Loan. If Lender exercises its option to take possession of the Premises as the tenant under the Lease, then Lender shall cover Dataram’s monetary defaults and Dataram shall be liable to Lender for all such amounts.

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5.     Landlord’s Agreements.

(a)     Consent. Landlord executes this Collateral Assignment in order to give its consent to the assignment granted herein and to covenant that in the event of a default by Dataram under the Lease, Landlord will give Lender written notice thereof and will permit Lender to exercise, within fifteen (15) days of the expiration of all cure periods for such default under the Lease, its rights under Paragraph 4 hereof to occupy and use the Premises as the tenant under the Lease (as modified pursuant to the terms of this Collateral Assignment). Landlord agrees that Dataram, and not Lender or its sublessees, successors or assigns, shall be responsible for all obligations and liabilities of the tenant under the Lease prior to the occupation and use of the Premises by Lender. This Collateral Assignment is hereby incorporated by reference into the Lease and shall bind Landlord and any and all successors of Landlord in title to the Premises, and Landlord agrees, as a condition to the effectiveness of any transfer of any title to the Premises, to obtain a written agreement from the transferee that the transferee shall be bound hereby.

(b)     Dataram Improvements. Upon the termination of the Lease for any reason, Lender shall be entitled, within thirty (30) days after any such termination, to delete or remove any signs and other improvements containing any trademarks, service marks, symbols, logos, emblems and other distinctive features, so long as Lender promptly repairs, at its sole expense, any damage caused thereby.

6.     Governing Law. This Collateral Assignment is to be construed in all respects and enforced according to the laws of the Commonwealth of Pennsylvania.

7.     This document may be executed in one or more counterparts, all of which, when taken together, shall constitute a single original.

[TEXT ENDS HERE. SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

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IN WITNESS WHEREOF, the undersigned parties have executed this Collateral Assignment of Tenant’s Interest in Lease on the date and year first above written.

DATARAM CORPORATION

By:
Name:	John H. Freeman
Title:	President and Chief Executive Officer

LANDLORD:

NAPPEN & ASSOCIATES,
a Pennsylvania limited partnership, t/a
309 DEVELOPMENT COMPANY

By:
Its General Partner

By:
Name:
Title:

LENDER:

DAVID SHEERR

Accepted and Acknowledged:

ROSENTHAL & ROSENTHAL, INC.

By:
Name:
Title:
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OF	:
: SS
COUNTY OF	:

ON THE ____ day of ___, 2013, before me, the subscriber, a __________________ for the _______________ of ________________, personally appeared ___________, who acknowledged himself to be the ___________ of DATARAM CORPORATION, a _________ corporation, and that he as such ___________, being authorized to do so, executed the foregoing instrument for the purposes herein contained by signing the name of the corporation by himself as its ___________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_____________________________

OF	:
: SS
COUNTY OF	:

ON THE ____ day of ___, 2013, before me, the subscriber, a __________________ for _______________ of ________________, personally appeared ___________, who acknowledged himself to be the ___________ of _______________, a __________________________________, general partner of Nappen & Associates, a Pennsylvania limited partnership, and that he as such ___________, being authorized to do so, executed the foregoing instrument for the purposes herein contained by signing the name of the limited partnership by himself as the _____________ of its general partner.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_____________________________

OF	:
: SS
COUNTY OF	:

ON THE ____ day of ___, 2013, before me, the subscriber, a __________________ for _______________ of ________________, personally appeared David Sheerr, the Lender identified in the foregoing instrument, who acknowledged that he executed the foregoing instrument for the purposes herein contained by signing this name thereto as his free act and deed..

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_____________________________

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EXHIBIT A

LEASE